UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2005

AMEDISYS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-24260	11-3131700
(Commission File Number)	(IRS Employer Identification No.)

11100 Mead Road, Suite 300, Baton Rouge, LA 70816

(Address of principal executive offices)

(225) 292-2031

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 13, 2005, the Registrant entered into a new Employment Agreement with William F. Borne (the “Agreement”). Pursuant to the Agreement, Mr. Borne will continue to serve as the Registrant’s Chief Executive Officer. The Agreement became effective as of April 1, 2005 and expires on March 31, 2008, subject to extension or earlier termination as set forth in the Agreement. The Registrant’s Board of Directors has discretion to increase Mr. Borne’s current annual base salary of $400,000 by written amendment to the Agreement. The Agreement also provides for performance bonus and equity incentive awards and for certain additional benefits.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

Not applicable

(b) Pro Forma Financial Information

Not applicable

(c) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Gregory H. Browne
Gregory H. Browne
Chief Financial Officer

DATE: April 18, 2005